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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                        March 13, 1998 (March 13, 1998)




                      Laidlaw Environmental Services, Inc.
               (Exact name of Company as specified in its charter)


Delaware                              1-8368                         51-0228924
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(State or other                     (Commission                   (IRS Employer
jurisdiction                       File Number)                  Identification
of incorporation)                                                       Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
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           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On March 13, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) released a statement concerning the actions taken by the Safety-Kleen Corp. ("SK") (NYSE:SK) Board of Directors. The full text of the announcement is reproduced below. Note that the statement contains LESI's opinion regarding the SK Board's actions or failure to act in connection with shareholder wishes.


FOR IMMEDIATE RELEASE

Contact: Kenneth W. Winger
         President and Chief Executive Officer

         Paul R. Humphreys
         Senior Vice President, Finance and Chief Financial Officer
         (803) 933-4210


      LAIDLAW ENVIRONMENTAL FINDS ACTIONS OF SAFETY-KLEEN BOARD INADEQUATE

Columbia, SC (March 13, 1998) - Laidlaw Environmental Services, Inc. (NYSE:LLE) said today that the actions taken by the Safety-Kleen Corp. (NYSE:SK) Board of Directors, which were announced yesterday morning, were at best misleading and did not fully address the conditions of LLE's offer to the SK shareholders. Unfortunately, the Board's actions were conditional in nature and inadequate to fully remove the poison pill provisions as impediments to the completion of Laidlaw Environmental's acquisition of Safety-Kleen.

         It is not necessary for the present SK Board to take any position with respect to the LLE offer or to approve the Merger. However, in order for LLE to publicly confirm that "it will effect the Merger", the SK Board must resign on a timely basis, following the tender of at least 2/3 of the SK shareholders to the LLE offer, to allow a new Board to be installed to "effect the Merger". In discussions held yesterday with representatives of the SK Board, LLE was advised that the SK Board presently has no intention to resign and thus LLE cannot "effect the Merger".

         Commenting on the Safety-Kleen Board's failure to fully satisfy the conditions of the offer, Mr. Kenneth W. Winger, Laidlaw Environmental's president and chief executive officer, said:

         "I remain disappointed by the failure of the SK Board to recognize and act in accordance with its shareholders' wishes. We are continuing to pursue our claims in Federal District Court in Chicago to have the remaining obstacles to our offer removed. We urge the SK shareholders to tender their shares to the LLE offer by Monday and reinforce the message to the SK Board that they want a timely resolution to this matter."

         Laidlaw Environmental Services, Inc., headquartered in Columbia, South Carolina, supplies hazardous and industrial waste management services to industry and government across North America. The Company provides customers with local service from more than 100 locations in the United States and Canada.

                                      -END-


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: March 13, 1998                        By:  /s/ Kenneth W. Winger
                                                -----------------------------
                                                Kenneth W. Winger, President
                                                and Chief Executive Officer